UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

ACCO BRANDS Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Coporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of ACCO Brands Corporation (the "Company") on May 16, 2023 (the "2023 Annual Meeting"), the Company's stockholders approved an amendment (the “Amendment”) to the 2022 ACCO Brands Corporation Incentive Plan (the "Plan") to increase the number of shares available for future grant under the Plan by 8,275,000 shares. A copy of Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 1: The election of nine directors for a one-year term expiring at the 2024 Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-Vote
Joseph B. Burton	74,371,250	2,420,888	74,409	8,493,997
Kathleen S. Dvorak	73,391,598	3,413,173	61,776	8,493,997
Boris Elisman	72,843,695	3,954,228	68,624	8,493,997
Pradeep Jotwani	72,535,588	4,256,194	74,765	8,493,997
Robert J. Keller	73,201,358	3,598,987	66,202	8,493,997
Thomas Kroeger	71,222,579	5,573,527	70,441	8,493,997
Ron Lombardi	73,953,389	2,836,549	76,609	8,493,997
Graciela I. Monteagudo	63,708,847	13,092,001	65,699	8,493,997
E. Mark Rajkowski	73,322,161	3,403,930	140,456	8,493,997

Item 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023:

For	Against	Abstain	Broker Non-Votes
84,458,408	854,590	47,546	0

Item 3: The approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
73,031,819	3,470,112	364,616	8,493,997

Item 4: The approval, by non-binding advisory vote, of the frequency of holding an advisory vote on the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstain
68,955,976	70,906	7,578,795	260,870

In light of the voting results on the frequency of holding the non-binding advisory vote on the compensation of the Company’s named executive officers, the Company will continue to hold such advisory votes annually until the next required stockholder vote on the frequency of holding advisory votes on named executive officer compensation, which will occur not later than the 2030 annual meeting.

Item 5: The approval of an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares reserved for issuance:

For	Against	Abstain	Broker Non-Votes
56,192,342	20,486,719	187,486	8,493,997

Item 9.01 Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to 2022 ACCO Brands Corporation Incentive Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

Date:	May 19, 2023	By:	/s/ Pamela R. Schneider
Pamela R. Schneider, Senior Vice President, General Counsel and Corporate Secretary